Exhibit 10.2

SUBSCRIPTION AGREEMENT

1. The Parties. THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is entered into effective as of the 13th day of November, 2013, by and between PURE BIOSCIENCE, INC., a Delaware corporation (alternatively referred to herein as the “Issuer” or the “Company”), and the purchaser identified on Exhibit “A”, attached hereto and incorporated herein by reference (the “Purchaser”). The Company and the Purchaser are sometimes referred to collectively herein as the “Parties”, and each individually as a “Party”.

2. Recitals. The Parties acknowledge and understand that the Company is currently offering for sale $2,500,000 worth of shares of its Common Stock, $.01 par value per share (the “Shares”), having the rights, privileges, and preferences as set forth in the Certificate of Incorporation of the Company (the “Certificate”). This offering is made pursuant to detailed financial and due diligence information and documentation previously delivered to the Purchaser, the receipt of which is hereby acknowledged (the “Due Diligence Information”). The Parties further understand that the offering is being made without registration of the Shares under the Securities Act of 1933, as amended (the “Securities Act”), and is being made to the Purchaser in its capacity as an “accredited investor” (as defined in Rule 501 of Regulation D under the Securities Act).

3. Subscription. Subject to the terms and conditions hereof, the Purchaser hereby irrevocably subscribes for that number of Shares referenced on Exhibit “A” (the “Purchased Shares”), at the purchase price per Share also referenced on Exhibit “A”, for the total purchase price also referenced on Exhibit “A”. The purchase price is payable in accordance with Section 6, below. The Parties acknowledge that the Shares will be subject to restrictions on transfer pursuant to other agreements which may be executed by and between the Parties, and as further set forth in this Agreement.

4. Acceptance of Subscription and Issuance of Shares. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the Purchaser at the Closing referred to in Section 5 hereof. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue any of the Shares to any person who is a resident of a jurisdiction in which the issuance of Shares to it would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”).

5. Closing and Closing Date. The closing of the purchase and sale of the Shares (the “Closing”) shall take place at the offices of the Company, on the day designated by the Company (the “Closing Date”), or at such place as the Parties may agree.

6. Payment for Shares. Payment for the Shares shall be received by the Company from the Purchaser by check, cashier’s check or wire transfer of immediately available funds at or prior to the Closing. As soon as practicable after the Closing the Company shall deliver to the Purchaser a certificate for the Purchased Shares.

7. Representations and Warranties of the Company. As of the Closing, the Company represents and warrants that:

(a) The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to conduct its business as it is currently being conducted and to own its assets and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

(b) The Company has duly authorized the issuance and sale of the Purchased Shares upon the terms of their offer by all requisite corporate action. The Company has reserved for issuance such number of Shares.

(c) The Purchased Shares, when issued and paid for, will represent validly authorized, duly issued and fully paid and nonassessable Shares of the Company, and the issuance thereof will not conflict with the certificate of incorporation or bylaws of the Company nor with any outstanding warrant, option, call, preemptive right or commitment of any type relating to the Company’s capital stock. The Purchased Shares shall have the rights, preferences and privileges set forth in the Certificate.

(d) No representation or warranty by the Company in this Agreement, and no statement by an officer of the Company contained in any document, certificate or other writing furnished to the Purchaser in connection with the transactions contemplated hereby, when taken as a whole, contains any untrue statement of a material fact or omits to state any material fact necessary to make statements herein or therein not misleading in light of the circumstances in which they are made.

(e) The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under applicable federal securities laws (collectively referred to herein as the “SEC Reports”).

(f) As of the Closing, the consummation by the Company of the transactions herein contemplated, including the execution, delivery and consummation of this Agreement, will comply with all applicable law and will not:

(1) Violate any judgment, statute, law, code, act, order, writ, rule, ordinance, regulation, governmental consent or governmental requirement, or determination or decree of any arbitrator, court, or other governmental agency or administrative body, which now or at any time hereafter may be applicable to and enforceable against the relevant party, work, or activity in question or any part thereof (collectively, “Requirement of Law”) applicable to or binding upon the Company or any of its assets;

(2) Violate (i) the terms of the Certificate or Bylaws of the Company; or, (ii) any material agreement, contract, mortgage, indenture, bond, bill, note, or other material instrument or writing binding upon the Company or to which the Company is subject; or

(3) Result in the breach of, constitute a default under, constitute an event which with notice or lapse of time, or both, would become a default under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the assets or other properties of the Company under any agreement, commitment, contract (written or oral) or other instrument to which the Company is a party, or by which the assets or other properties of the Company are bound or affected.

8. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants that:

8.1 General.

(a) The Purchaser has all requisite authority to enter into this Agreement and to perform all the obligations required to be performed by the Purchaser hereunder.

(b) The Purchaser is a resident of the state (or, was formed in the state, as appropriate) referenced on Exhibit “A”.

(c) The Purchaser is not acquiring the Purchased Shares as an agent or otherwise for any other person.

(d) As of the Closing, the consummation by the Purchaser of the transactions herein contemplated, including the execution, delivery and consummation of this Agreement, will not violate any Requirement of Law applicable to or binding upon the Purchaser.

8.2 Information Concerning the Company.

(a) The Purchaser has received a copy of the Due Diligence Information. The Purchaser has not been furnished any offering literature other than the Due Diligence Information, and the Purchaser has exclusively relied only on the information contained therein and in the SEC Reports.

(b) The Purchaser is familiar with the business and financial condition, properties, operations, and prospects of the Company, and that there are no guarantees of the success of the Company. The Purchaser has been given the opportunity to obtain any information necessary to verify the accuracy of the information set forth in the Due Diligence Information and in the SEC Reports and has been furnished all such information so requested.

(c) The Purchaser understands that, unless it notifies the Company in writing to the contrary at or before the Closing, all of the representations and warranties contained in Section 8 of this Agreement will be deemed true and correct as of the Closing by the Purchaser in all respect with the same effect as thought made on closing taking into account all information received by purchaser from the Company.

(d) The Purchaser understands that the purchase of the Purchased Shares involves various risks, including those outlined in the SEC Reports.

(e) The Purchaser understands that no federal or state agency has passed upon the Purchased Shares or made any finding or determination concerning the fairness or advisability of this investment.

(f) The Purchaser understands that estimates and projections like those contained in the Due Diligence Information, by their nature, involve significant elements of subjective judgment and analysis that may or may not be correct; that there can be no assurance that such projections or goals will be attained; and, that the projections and estimates contained in the Due Diligence Information should not be relied upon as a promise or representation of the future performance of the Company.

8.3 Accredited Investor Status.

(a) The Purchaser is an “accredited investor” as defined in Rule 501(a) under Regulation D of the Securities Act. The Purchaser agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with the purchase and sale of the Shares, and further acknowledges that it has completed the Accredited Investor Questionnaire, attached hereto as Exhibit “B”, and that the information contained therein is complete and accurate as of the date thereof and is hereby affirmed as of the date of the Closing.

(b) The Purchaser has such knowledge, skill, and experience in business, financial and investment matters so that it is capable of evaluating the merits and risks of an investment in the Purchased Shares. To the extent necessary, it has retained, at its own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and owning the Purchased Shares.

.

8.4 Purchase Transaction and Restrictions on Transfer or Sale of the Shares.

(a) The Purchaser is acquiring the Purchased Shares solely for its own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Purchased Shares. The Purchaser understands that the Purchased Shares have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Purchaser and of the other representations made by the Purchaser in this Agreement. The Purchaser understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(b) As of the Closing the Purchaser will be purchasing the Purchased Shares based upon its own independent investigation and evaluation of the Company and its prospects, and the covenants, representations, and warranties of the Company set forth herein. The Purchaser is expressly not relying on any oral representations made by the Company or any of its agents.

(c) The Purchaser understands that the Purchased Shares are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the Securities and Exchange Commission (the “Commission”) provide in substance that the Purchaser may dispose of the Purchased Shares only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the Purchaser understands that the Company has no obligation or intention to register any of the Purchased Shares, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, the Purchaser understands that under the Commission’s rules, the Purchaser may dispose of the Purchased Shares principally only in “private placements” which are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of the Purchaser. As a consequence, the Purchaser understands that it must bear the economic risks of the investment in the Purchased Shares for an indefinite period of time.

(d) The Purchaser has not offered or sold any portion of the Purchased Shares and has no present intention of dividing the Purchased Shares with others or of reselling or otherwise disposing of any portion of the Purchased Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

(e) The Purchaser acknowledges that neither the Company nor any other person offered to sell the Purchased Shares to it by means of any form of general advertising, such as media advertising or seminars.

(f) The Purchaser has not used any person as a “purchaser representative” within the meaning of SEC Regulation D to represent it in determining whether it should purchase the Shares, unless otherwise specifically disclosed to, and acknowledged by, the Company in writing.

9. Obligations Irrevocable. The obligations of the Purchaser to effect the purchase hereunder shall be irrevocable, except in the event of a breach of a material provision of this Agreement by the Company or abandonment by the Company pursuant to Section 8.4(h).

10. Legend. Each certificate for Purchased Shares will be imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR IN THE OPINION OF COUNSEL, SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED.”

11. Brokers. The Purchaser has not entered into any agreement to pay any broker’s or finder’s fee to any Person with respect to this Agreement or the transactions contemplated hereby. In the sole discretion of the Company it may retain brokers and finders, the payment which, if any, will be the sole responsibility of the Company.

12. Reserved.

13. Additional Provisions.

13.1 Executed Counterparts. This Agreement may be executed in any number of counterparts, all of which when taken together shall be considered one and the same agreement, it being understood that all Parties need not sign the same counterpart. In the event that any signature is delivered by fax or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. Each of the Parties hereby expressly forever waives any and all rights to raise the use of a fax machine or E-Mail to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a fax machine or E-Mail, as a defense to the formation of a contract.

13.2 Successors and Assigns. Except as expressly provided in this Agreement, each and all of the covenants, terms, provisions, conditions and agreements herein contained shall be binding upon and shall inure to the benefit of the successors and assigns of the Parties hereto.

13.3 Article and Section Headings. The article and section headings used in this Agreement are inserted for convenience and identification only and are not to be used in any manner to interpret this Agreement.

13.4 Severability. Each and every provision of this Agreement is severable and independent of any other term or provision of this Agreement. If any term or provision hereof is held void or invalid for any reason by a court of competent jurisdiction, such invalidity shall not affect the remainder of this Agreement.

13.5 Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. The laws of the State of Delaware shall only apply to the extent necessary to comply with such law in light of the fact that the Company is a Delaware corporation. Each Party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a Party or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the County of San Diego. Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of San Diego, State of California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.

13.6 Entire Agreement. This Agreement, and all references, documents, or instruments referred to herein, contains the entire agreement and understanding of the Parties hereto in respect to the subject matter contained herein. The Parties have expressly not relied upon any promises, representations, warranties, agreements, covenants, or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes any and all prior written or oral agreements, understandings, and negotiations between the Parties with respect to the subject matter contained herein.

13.7 Additional Documentation. The Parties hereto agree to execute, acknowledge, and cause to be filed and recorded, if necessary, any and all documents, amendments, notices, and certificates which may be necessary or convenient under the laws of the State of Delaware.

13.8 Attorney’s Fees. If any legal action (including arbitration) is necessary to enforce the terms and conditions of this Agreement, the prevailing Party after final judgment shall be entitled to costs and reasonable attorney’s fees.

13.9 Amendment. This Agreement may be amended or modified only by a writing signed by all Parties.

13.10 Remedies.

(a) Specific Performance. The Parties hereby declare that it is impossible to measure in money the damages which will result from a failure to perform any of the obligations under this Agreement. Therefore, each Party waives the claim or defense that an adequate remedy at law exists in any action or proceeding brought to enforce the provisions hereof.

(b) Cumulative. The remedies of the Parties under this Agreement are cumulative and shall not exclude any other remedies to which any person may be lawfully entitled.

13.11 Waiver. No failure by any Party to insist on the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy on a breach shall constitute a waiver of any such breach or of any other covenant, duty, agreement, or condition.

13.12 Assignability. This Agreement is not assignable by either Party without the expressed written consent of all other Parties.

13.13 Notices.

(a) Method and Delivery. All notices, requests and demands hereunder shall be in writing and delivered by hand, by Electronic Transmission, by mail, by telegram, or by recognized commercial over-night delivery service (such as Federal Express, UPS, or DHL), and shall be deemed given (a) if by hand delivery, upon such delivery; (b) if by Electronic Transmission, upon telephone confirmation of receipt of same; (c) if by mail, forty-eight (48) hours after deposit in the United States mail, first class, registered or certified mail, postage prepaid; (d) if by telegram, upon telephone confirmation of receipt of same; or, (e) if by recognized commercial over-night delivery service, upon such delivery.

(b) Consent to Electronic Transmissions. Each Party hereby expressly consents to the use of Electronic Transmissions for communications and notices under this Agreement. For purposes of this Agreement, “Electronic Transmissions” means a communication (i) delivered by facsimile telecommunication or electronic mail when directed to the facsimile number or electronic mail address, respectively, for that recipient on record with the sending Party; and, (ii) that creates a record that is capable of retention, retrieval, and review, and that may thereafter be rendered into clearly legible tangible form.

13.14 Time. All Parties agree that time is of the essence as to this Agreement.

13.15 Provision Not Construed Against Party Drafting Agreement. This Agreement is the result of negotiations by and between the Parties, and each Party has had the opportunity to be represented by independent legal counsel of its choice. This Agreement is the product of the work and efforts of all Parties, and shall be deemed to have been drafted by all Parties. In the event of a dispute, no Party hereto shall be entitled to claim that any provision should be construed against any other Party by reason of the fact that it was drafted by one particular Party.

13.16 Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof as if set out in full herein.

13.17 Recitals. The facts recited in Section 2, above, are hereby conclusively presumed to be true as between and affecting the Parties.

13.18 Consents, Approvals, and Discretion. Except as herein expressly provided to the contrary, whenever this Agreement requires consent or approval to be given by a Party, or a Party must or may exercise discretion, the Parties agree that such consent or approval shall not be unreasonably withheld, conditioned, or delayed, and such discretion shall be reasonably exercised. Except as otherwise provided herein, if no response to a consent or request for approval is provided within ten (10) days from the receipt of the request, then the consent or approval shall be presumed to have been given.

13.19 Best Efforts. The Parties shall use and exercise their best efforts, taking all reasonable, ordinary and necessary measures to ensure an orderly and smooth relationship under this Agreement, and further agree to work together and negotiate in good faith to resolve any differences or problems which may arise in the future.

13.20 Definitional Provisions. For purposes of this Agreement, (i) those words, names, or terms which are specifically defined herein shall have the meaning specifically ascribed to them; (ii) wherever from the context it appears appropriate, each term stated either in the singular or plural shall include the singular and plural; (iii) wherever from the context it appears appropriate, the masculine, feminine, or neuter gender, shall each include the others; (iv) the words “hereof”, “herein”, “hereunder”, and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, and not to any particular provision of this Agreement; (v) all references to designated “Articles”, “Sections”, and to other subdivisions are to the designated Articles, Sections, and other subdivisions of this Agreement as originally executed; (vi) all references to “Dollars” or “$” shall be construed as being United States dollars; (vii) the term “including” is not limiting and means “including without limitation”; and, (viii) all references to all statutes, statutory provisions, regulations, or similar administrative provisions shall be construed as a reference to such statute, statutory provision, regulation, or similar administrative provision as in force at the date of this Agreement and as may be subsequently amended.

****SIGNATURES APPEAR ON NEXT PAGE****

EXHIBIT “A”

PURCHASER INFORMATION AND EXECUTION

The Purchaser hereby subscribes for such number of shares of Stock as set forth below and agrees to be bound by the terms and conditions of this Agreement.

1. Purchaser Name:

2. Purchaser’s Contact Info:
Address:

E-Mail:

Phone:

Fax:

3. Purchase Price Per Share:	Seventy Cents ($0.70)

4. Number of Shares Purchased:

5. Total Purchase Price:

Signature of Purchaser (and title, if applicable)	Signature of Joint Purchaser (if any)

Taxpayer Identification or Social Security Number	Taxpayer Identification or Social Security Number of Joint Purchaser (if any)

DATED:	DATED:

Name as it should appear on Stock Certificate:

ACCEPTED BY:

PURE BIOSCIENCE, INC.,

a Delaware corporation

By:

NAME: Peter C. Wulff
TITLE: CFO & COO
DATED:

EXHIBIT “B”

ACCREDITED INVESTOR QUESTIONNAIRE

1.	IF YOU ARE AN INDIVIDUAL PLEASE FILL IN THE IDENTIFICATION QUESTIONS IN (A). IF YOU ARE AN ENTITY PLEASE FILL IN THE IDENTIFICATION QUESTIONS IN (B)

A.	IDENTIFICATION QUESTIONS FOR INDIVIDUALS

Name:

Residence Address:

Date of Birth:

Social Security Number:

B.	IDENTIFICATION QUESTIONS FOR ENTITIES

Name:

Address of Principal Place of Business:

Type of Entity (corporation, partnership, trust, etc.):

State (or Country) of Formation or Incorporation:

Contact Person:

Telephone Number:

Was entity formed for the purpose of this investment? Yes          No

2.	DESCRIPTION OF INVESTOR

The following information is required to ascertain whether you would be deemed an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act. Please check whether you are any of the following:

☐ a corporation or partnership with total assets in excess of $5,000,000, not organized for the purpose of this particular investment;

☐ private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 [a U.S. venture capital fund which invests primarily through private placements in non-publicly traded securities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives];

☐ a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐ an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

☐ a trust not organized to make this particular investment, with total assets in excess of $5,000,000 whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933 and who completed item 4 below of this questionnaire;

☐ a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933 acting in either an individual or fiduciary capacity;

☐ an insurance company as defined in Section 2(13) of the Securities Act of 1933;

☐ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (i) whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or (ii) whose total assets exceed $5,000,000, or (iii) if a self-directed plan, whose investment decisions are made solely by a person who is an accredited investor and who completed Part I of this questionnaire;

☐ a charitable, religious, educational, or other organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the purpose of this investment, with total assets in excess of $5,000,000;

☐ an entity not located in the U.S. none of whose equity owners are U.S. citizens or U.S. residents;

☐ a plan having assets exceeding $5,000,000 established and maintained by a government agency for its employees;

☐ an individual who had individual income from all sources during each of the last two years in excess of $200,000 or the joint income of you and your spouse (if married) from all sources during each of such years in excess of $300,000, and who reasonably expects that either your own income from all sources during the current year to exceed $200,000 or the joint income of you and your spouse (if married) from all sources during the current year to exceed $300,000;

☐ an individual whose net worth as of the date you purchase the securities offered, together with the net worth of your spouse, be in excess of $1,000,000; or

☐ an entity in which all of the equity owners are accredited investors.

3.	BUSINESS, INVESTMENT, AND EDUCATIONAL EXPERIENCE

Occupation:

Number of Years:

Present Employer:

Position/Title:

Educational Background:

Frequency of prior investment (check one in each appropriate column):

	Stocks & Bonds	Venture Capital Investments
Frequently
Occasionally
Never

4.	SIGNATURE:

The above information is true and correct of my own knowledge. The undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in reliance on the exemption contained in Subsection 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to Closing.

Executed at                     , State of                     , on the          day of                     , 2013.

(Signature), (Title if for Entity)